Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended January 31, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Futures	$(10,487,566)
Unrealized Gain (Loss) on Market Value of Futures	(8,951,718)
Dividend Income	28,506
Interest Income	230,958
ETF Transaction Fees	1,400
Total Income (Loss)	$(19,178,420)

Expenses
Management Fees	$125,303
Brokerage Commissions	18,094
Non-interested Directors' Fees and Expenses	2,327
Prepaid Insurance Expense	6,956
Total Expenses	$152,680
Net Income (Loss)	$(19,331,100)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/20	$189,895,482
Additions (150,000 Shares)	5,422,162
Withdrawals (150,000 Shares)	(5,361,334)
Net Income (Loss)	(19,331,100)

Net Asset Value End of Month	$170,625,210
Net Asset Value Per Share (5,150,000 Shares)	$33.13

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended January 31, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Futures	$159,888
Unrealized Gain (Loss) on Market Value of Futures	(867,400)
Dividend Income	731
Interest Income	8,973
Total Income (Loss)	$(697,808)

Expenses
Management Fees	$3,823
Professional Fees	2,124
Brokerage Commissions	252
Non-interested Directors' Fees and Expenses	87
Prepaid Insurance Expense	87
Total Expenses	6,373
Expense Waiver	(1,668)
Net Expenses	$4,705
Net Income (Loss)	$(702,513)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/20	$7,015,377
Net Income (Loss)	(702,513)

Net Asset Value End of Month	$6,312,864
Net Asset Value Per Share (400,000 Shares)	$15.78

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended January 31, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Futures	$(10,327,678)
Unrealized Gain (Loss) on Market Value of Futures	(9,819,118)
Dividend Income	29,237
Interest Income	239,931
ETF Transaction Fees	1,400
Total Income (Loss)	$(19,876,228)

Expenses
Management Fees	$129,126
Professional Fees	2,124
Brokerage Commissions	18,346
Non-interested Directors' Fees and Expenses	2,414
Prepaid Insurance Expense	7,043
Total Expenses	159,053
Expense Waiver	(1,668)
Net Expenses	$157,385
Net Income (Loss)	$(20,033,613)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/20	$196,910,859
Additions (150,000 Shares)	5,422,162
Withdrawals (150,000 Shares)	(5,361,334)
Net Income (Loss)	(20,033,613)

Net Asset Value End of Month	$176,938,074

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596